UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2022

Date of reporting period: October 31, 2022

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Sands Capital Global Growth Fund

Annual Report	October 31, 2022

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2022

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund Form N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-826-5646; and (ii) on the SEC’s website at https://www.sec.gov.

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GROWTH FUND
October 31, 2022 (Unaudited)

Dear Shareholder:

We are pleased to provide you with the Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the twelve-month period ending October 31, 2022. Over the reporting period, the Fund’s Institutional Class and Investor Class returned -47.86% and -47.91%, respectively, compared to a -19.96% return for the MSCI All Country World Index (ACWI). While we monitor short-term performance (such as over one quarter, six months, or one year), our investment philosophy is long-term oriented and we intend to own each business that meets our investment criteria for three to five years, if not longer. As a result, we believe the Fund’s performance is best assessed over longer time frames that include the ups and downs of market cycles. Since inception (3/31/2010), the Fund’s Institutional Class and Investor Class annualized return was 9.37% and 9.14%, respectively, compared to a 7.36% annualized return for the ACWI.

Performance Review

Security selection was the primary driver of the Fund’s underperformance for the period, and sector allocation was also a headwind. Regional allocation and currency effect were modest relative contributors.

Overall, form a regional perspective, Emerging Asia was the top relative contributor and the U.S./Canada was the top detractor. From a sector perspective, real estate—a zero percent weight—was the sole relative contributor, while information technology and consumer discretionary were the top relative detractors.

The top five absolute individual contributors to investment results were iRhythm Technologies, Dexcom, Visa, Titan, and Airbnb. The top five absolute detractors were Sea, Shopify, Zalando, Block, and Align Technology.

During the period the Fund purchased Airbnb, Entegris, Repligen, and Sika. It sold Alibaba, Meta Platforms, Tencent, and Twilio. The Fund’s regional and sector exposures are largely a byproduct of Sands Capital’s bottom-up investment process, and below was the portfolio positioning at the end of the period:

-

The U.S./Canada was the Fund’s largest absolute regional weight and also its largest underweight. Emerging Asia was the Fund’s largest overweight, and the Fund had no exposure to Eastern Europe and the Middle East & Africa.

-

From a sector perspective, information technology was the largest absolute and relative weight. Financials was the largest underweight, and the Fund had no exposure to energy, real estate, and utilities.

Commentary

Many investors, rattled by rising interest rates, higher inflation, and deepening signs of recession, have punished the stocks of enterprise software companies, pushing valuations to levels not seen since 2017. Despite this short-term pressure

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on stocks, we believe that the long-term wealth creation opportunity tied to select businesses within the enterprise software space remains strong, buoyed by a massive and immutable move toward cloud computing. In our view, many of our portfolio companies have the products, business models, and fundamentals that will allow them not only to survive but also to thrive as they create the services and systems that are transforming not just the enterprise, but also governments, the economy, and society at large.

Price-to-sales multiples, the most commonly used valuation metric in the technology sector, have fallen across the software sector to an average of six times sales from an average of 16 times in late 2021.1 These multiples were last this low in late 2017 when rates were also rising.

The decline in valuations has been even more severe for the stocks of the fastest-growing software businesses, especially those that remain unprofitable, as they have been hyper-focused on investing in future growth. However, we believe many of these companies, which have opted to forgo profits in the short term to enhance their competitive advantage and build bigger businesses in the long term, may emerge as leaders of this transformation effort, grow exponentially and ultimately have the potential to create wealth for their shareholders.

An Unstoppable Force

A lot has changed in the past decade since Marc Andreesen first penned his famous Wall Street Journal essay entitled “Why Software is Eating the World.” But his core thesis still holds true. At some level every company is becoming a software company Those that aren’t innovating as part of this trend are at risk of falling behind their peers. This dynamic tends to play out across industries as software-driven features increasingly become the key battleground for competitive differentiation.

Indeed, we have seen consumers gravitate toward the disrupters that are designing and refining the products and services that best meet their needs and constantly changing preferences. Legacy retail banks, like J.P. Morgan, are spending billions to improve the digital experience for their customers. Similarly, John Deere is investing heavily in artificial intelligence and machine learning to develop its next generation of products. Even the U. S. government is prioritizing software investments to better serve employees and citizens.2

Cloud computing has emerged as the ideal environment to build a modern technology stack that allows enterprises to nimbly address the ever-changing needs of their customers. As a result, we have seen migration to cloud infrastructure, which has become one of the most significant secular trends of the past decade.

As shown in the following chart, enterprises are currently estimated to allocate about 15 percent of their information technology (IT) budgets to cloud-based technologies.3 By the end of the decade, we expect cloud’s share to rise to about 45 percent as

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companies across all sectors of the economy race to invest in the cloud software that will enable them to unleash the power of their data, better serve customers, and operate more efficiently via increased resource utilization, greater workforce productivity, and new competitive advantages.4

The mission-critical nature of cloud computing is one of the driving reasons why chief information officers consistently list cloud migration and digital transformation as two of their top priorities when surveyed.5 It is also why we expect that IT budgets focused on digital transformation will be relatively resilient even in more difficult macroeconomic conditions. These are strategic decisions for most companies, meaning they are not investments most can afford to delay.

Most of the current cohort of cloud software businesses we track did not exist as public companies during the last U.S. recession from 2008 to 2009; but a few did, and they illustrate how these companies can do well despite a more difficult macroeconomic environment. One of these companies is now among the largest software-as-a-service (SaaS) customer relationship management vendors with more than $26 billion in sales for fiscal year 2022. The company was much smaller during the Great Financial Crisis with slightly more than $1 billion in sales for fiscal year 2009. Its revenue came primarily from small- and medium-sized businesses, and it concentrated on a single product: sales force automation. Because its customer base was sensitive to macroeconomic conditions, the company experienced elevated customer turnover and a slowdown in new business activity through 2008 and 2009. Revenue growth decelerated from 53 percent in the quarter ended April 30, 2008, to 21 percent in the quarter ended October 30, 2009, before accelerating to 31 percent the following October. While growth slowed on a year-over-year basis, revenue never declined sequentially and quickly re-accelerated as the macroeconomic environment improved. We believe the company’s ability to maintain strong levels of revenue growth despite significant turnover in its customer base helps illustrate the business value it continued to deliver.

Not every software business has or will experience this same result, but we think this is a useful illustration for the often mission-critical nature of software. In contrast to this business during the last recession, many of the software vendors we invest in today have a larger enterprise focus, are multi-product platforms, and are benefiting from even stronger secular trends toward cloud computing, SaaS deployment models, and digital transformation. Cloud software has proven to be a deflationary force often enabling millions of dollars in costs savings by replacing legacy technologies, or even worse, manual processes.6 This makes it easier for IT leaders to justify these investments in the short term even in more difficult business environments, while they work to prove their value over the longer term.

Finding the Needles in the Haystack

Given the scale of this trend, many companies are competing to be at the leading edge of this transformation. As we attempt to find businesses that fit with our

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criteria in this crowded field, we look for companies operating in attractive sub-segments of the market with strong technological competitive advantages and high rates of adoption. Some of these sub-trends include enterprise automation efforts; new approaches to cybersecurity; the rise of DevOps, which combines software development and IT operations; the proliferation of vertical operating systems; the modernization of employee and customer interactions; and the transformation of data and analytics efforts.

After initially screening for companies that fit within the attractive categories we have identified, we apply a general framework that builds on our six criteria for assessing the relative quality of software companies to determine whether we believe the business merits an investment. This framework leverages our collective years of investment experience in the sector, which has helped us gain pattern recognition skills to identify key traits that we believe give a software business a competitive advantage over the long term. Some of the areas we look at are opportunity size, competitive landscape, quality and scale of the ecosystem, ability to upsell the core product, and probability and materiality of a “second act.” We believe this overlay is critical to analyzing the sustainability of growth as well as to understanding the unit economics and corresponding long-term margin structure.

The Architects

Snowflake, the cloud-based data analytics company, stands at the vanguard of the larger trends toward digital transformation and cloud computing, while fitting squarely in the data/analytics subcategory we have identified. The company has become a favorite of business analysts and data scientists alike for its technologically differentiated approach to analyzing data in the cloud, which has revolutionized how business analytics is conducted.

This global cloud-native data platform raised the scale analytics can operate on from terabytes to petabytes—a thousandfold increase—and reduced task execution times from days to minutes, meaning that businesses no longer need to wait overnight for key insights, like changing customer behavior.7 The company made it easy to get started on the platform and has seen rapid adoption over the past several years. JetBlue, for instance, leveraged Snowflake’s Data Cloud as a one-stop shop to build a better customer experience and promote competitive fares. Additionally, using Snowflake’s data sharing capabilities, JetBlue has been able to pool data with air traffic control and weather centers to create real-time fuel-prediction models for its fleet that have enabled it to generate meaningful improvements in cost efficiencies.8 Snowflake is one of several cloud data warehouse providers, but it has differentiated itself with easy-to-adopt technology that allows companies to scale their analytics capabilities up and down as necessary. The company has amassed more than 6,800 customers, including 510 of the 2022 Forbes Global 2000 (G2K) as of July 31, 2022, who use the platform to power numerous aspects of their businesses.9

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Datadog, like Snowflake, is working to derive greater value from data through a unique platform that in Datadog’s words helps customers “turn chaos into insights.”10 The company’s core product offering allows businesses to monitor their essential infrastructure and application assets so that they are able to quickly identify and remediate issues when they arise.

Monitoring has become exponentially more difficult given the rise in the number of assets and applications that has accompanied the shift to cloud-native architectures.11 Applications have become a key differentiator for businesses, and they cannot risk losing customers because of a slow-loading checkout page or have employees unable to work because of critical systems failures.

Datadog allows companies of all sizes across numerous industries to ensure that issues like these don’t impact their business results. For instance, the London Stock Exchange Group (LSEG) has been able to use Datadog to monitor its website performance and make real-time adjustments to deal with changes in traffic volume.

In the past, a market-moving announcement might have caused the system to crash, but now with the insights provided by Datadog’s platforms, the LSEG can scale its website capacity in line with usage, creating a more seamless experience for its customers.12

Cloudflare is enabling the modernization of enterprise networking and security with the shift to the cloud. Cloudflare’s global network puts it in a credible position to offer a corporate “network as a service” to enterprise customers, securing and efficiently routing their traffic around the world. This network asset was built to accelerate and secure websites, but it can be extended to managing enterprise traffic, constituting a powerful next act which positions Cloudflare to capture enterprise spending on networking equipment, elements of network security, and even elements of telecommunication spending. The company should also benefit from developers writing applications that run on its edge computing platform, Workers, where latency or data residency requirements preclude running workloads in a more centralized cloud environment. Cloudflare is also helping customers operate more efficiently and solve difficult problems.

It’s Not Always About the Profits

One of the benefits of being a concentrated investor with a long time horizon is our ability to dig deeply into businesses whose products and services are potentially misunderstood or underappreciated by the larger market and, as a result, get dumped with the broader market during selloffs. While investors have become increasingly skeptical of unprofitable businesses, we believe that if we only invested in companies with earnings, we could miss out on high-growth software and technology stocks that have the potential to add significant value to our portfolios over the next decade.

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We believe it is better to be there than be getting there, meaning that we want to invest in businesses at the early stages of their growth and hold them for the long term. For instance, we expect Snowflake’s free cash flow (FCF) margins to be at 17 percent this year as the company closes its fiscal 2023. That’s up from -75 percent in its 2020 fiscal year.

But Snowflake remains unprofitable. As a result, its valuations have come under intense investor scrutiny. Despite having surpassed earnings projections for the past several quarters, its market capitalization, at $50 billion as of October 13, 2022, has fallen about 60 percent since November 17, 2021.13

Snowflake, like many other early-stage tech companies, including Datadog and Cloudflare, must make the choice to pursue profits or growth in the near term. Frank Slootman, Snowflake’s chief executive, explained his planned path to profitability in his book Rise of the Data Cloud: “You focus on growth first and foremost, then efficiency, cash flow and unit economics.” For many select technology companies, whose high gross margin profiles and strong underlying unit economics are suggestive of a highly efficient business, we believe profitability is a matter of when, not if.

The Path to Profitability

Despite the strong long-term potential for enterprise software to be transformative, the stocks in this sector remain under pressure. The average price of the 162 publicly traded software businesses that we track has fallen 57 percent from highs in late 2021.14 And, as referenced above, the declines have been even more extreme for companies that have yet to book profits on a generally accepted accounting principles (GAAP) basis because they have chosen to invest in sales and marketing and research and development efforts to drive a higher growth profile.

As long-term investors, we prefer to look at FCF margins over profits as defined by GAAP in this space. We believe there is a direct link between FCF and a company’s theoretical stock price. We also believe that FCF better reflects the actual economic value created by a software business (e.g., it captures benefits, such as strong working capital, that are not represented in GAAP numbers and better reflects in-period new business bookings versus revenue, which is recognized ratably on a lag over time).

On an FCF basis, the average margin of the software holdings in Select Growth and Global Growth is forecast to be 17 percent in 2022. Many companies included in that average, such as Atlassian, ServiceNow, and Datadog, are expected to generate margins that are well in excess of 20 percent, while others, such as Cloudflare and Okta, are expected to come in below five percent FCF margins for the year with these companies operating around breakeven.15

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Ultimately, we believe all these businesses will reach 25 percent or greater FCF margins over time, including those that will have below five percent margins this year. As these companies scale FCF margins, we expect their GAAP profitability to improve as well.

Another important consideration in modern software businesses is their use of subscription business models that typically have very high renewal rates. That means that once a customer signs up, they often stick around for a long time and can be upsold at a much lower cost on additional products. This trend, which companies measure by looking at their dollar-based net retention rate, makes it easier to justify a high upfront cost of acquiring an incremental customer. Ideally, the unit economics of acquiring customers tend to look better after each year especially if they are regularly adding new products and services.

The Upside to the Downside

For instance, Okta, which provides cloud-based identity and access management software that allows enterprises to secure digital interactions, is currently operating with a FCF margin that is less than five percent. At its most recent investor day, it showed how its unit economics improved over time for new customers first added in 2018. In year one, its contribution margins (revenue less cost of sales and sales/ marketing expenses) on this group of customers were -56 percent as the significant upfront expense to acquire a customer over what’s often a six-month-plus sales cycle was mismatched with revenue recognition. Contribution margins increased dramatically after the first year, reaching 54 percent in year two, 65 percent in year three, and 72 percent in year four.

This happens because the sales and marketing expenses required to acquire customers are front loaded, and in line with the company’s ability to upsell those customers on additional services at a much lower cost than that of originally acquiring them. We constructed the illustration below to show how lucrative this could be. We used Okta’s 2018 customer contribution margins over time, assuming they’re reflective of enterprise software broadly, and we assumed a net retention rate of 120 percent, meaning that a customer increases its spending 20 percent per year after being acquired. This rate is slightly below what Okta reports.

We compare scenarios in which Okta acquires $100 of new revenue in scenario one and $150 of revenue in scenario two. With the disclosed contribution margins, it costs an additional -$28 in contribution profit to acquire the higher amounts of revenue in one year under the second scenario. With this model, initially Okta’s profits look worse with the larger/faster-growing top line in scenario two.

However, as we roll forward these scenarios with Okta’s net retention rate and contribution margins, this short-term pain clearly drives significantly higher long-term profits. In this case, the cumulative profits in scenario two are $385 more than in scenario one, nearly 14 times the incremental $28 in selling expense from the first

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year. This simple example shows why many software businesses feel comfortable operating at breakeven, or even losing money, for extended periods of time given the strength of the underlying customer-level unit economics. Furthermore, these companies are often going after large markets where a winner-takes-most market structure tends to disproportionately reward the market share leader.

Creating the Future Takes Time

At Sands Capital, we seek out the visionaries. Creating the future takes time. Imagining cutting-edge technologies and creating new markets is not a highly lucrative phase for any business. However, for businesses capable of getting this right, large flywheels can be created, unlocking the ultimate profits that investors want to see and that we believe will help us generate wealth for our clients.

As we head into the final quarter of 2022, many investors remain unnerved by the macroeconomic backdrop and the volatility created by geopolitical tensions. Indeed, exogenous factors and sentiment can have an outsized and often unpredictable influence on stock price movements. At Sands Capital, we prefer to look past these phases of market panic and focus on the long term. We are business owners, not stock traders, and invest as such, evaluating a businesses’ potential long-term growth trajectory. Nothing that we have seen over the past year or the past quarter has changed our view of secular trends, like the shift to cloud computing, that will ultimately help define the companies of the future. Many of our businesses are creating or benefiting from technological advances that enable better, faster, and less expensive access to commerce, financial services, healthcare, and as we discussed above, that advance the enterprise of the future.

Across portfolios, these companies represent what we believe are among the select businesses that will sustain above-average growth by harnessing innovation and benefiting from secular change. These are the businesses that we expect to weather periods of economic decline, geopolitical tension, and global pandemic, as they work to create the future.

Sincerely,

THE INVESTMENT TEAM

1	FactSet, Visible Alpha, and Sands Capital as of October 6, 2022.

2	J.P. Morgan Investor Day, John Deere: Planting the Digital Seeds of Change, and U.S. Department of State, “Digital Government Strategy”.

3	Gartner, Piper Sandler, FactSet, and Sands Capital.

4	Morgan Stanley 2Q22 CIO Survey.

5	Morgan Stanley 2Q22 CIO Survey.

6	FactSet and Sands Capital, Forrester Total Economic Impact Reports for ServiceNow, Datadog, and Atlassian.

7	Slootman, Frank, Rise of the Data Cloud, p. 3.

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8

                    https://resources.snowflake.com/snowflake-videos/the-airline-industry-and-data-jetblue?utm_cta=website-customer-stories-resources-the-airline- industry-and-data-jetblue&ga=2.234336344.733483635.1666017791-523534559.1664484233.

9	https://www.snowflake.com/wp-content/uploads/2021/05/SnowflakeFastFactsSheet.pdf.

10	Datadog S-1 Filing.

11	Datadog 2021 Investor Day.

12	https://www.datadoghq.com/customers/.

13	FactSet.

14	FactSet and Sands Capital.

15	Sands Capital.

The specific securities identified and described do not represent all the securities purchased, sold, or recommended for advisory clients. There is no assurance that any securities discussed will remain in the portfolio or that securities sold have not been repurchased. You should not assume that any investment is or will be profitable. A full list of public portfolio holdings, including their purchase dates, is available here.

Unless otherwise noted, the companies identified represent a subset of current holdings in Sands Capital portfolios and were selected on an objective basis to illustrate examples of the range of companies involved in creating cloud-based software solutions for enterprises. They were selected to reflect holdings with varied business models. This article is part of a larger series on digitalization and features businesses and related companies that were selected to illustrate current underlying macroeconomic and sectoral trends. The series uses rotation whereby businesses featured are selected to highlight different trends across sectors and geographies.

As of September 30, 2022, Atlassian was held in Select Growth, Global Growth, Technology Innovators, and International Leaders. Cloudflare was held in Select Growth, Global Growth, Global Leaders, and Technology Innovators. Datadog was held in Select Growth and Technology Innovators. Service-Now is held in Select Growth, Global Leaders, Technology Innovators, and Select Leaders. Shopify is held in Select Growth, Global Growth, Global Leaders, and Technology Innovators, International Growth, International Leaders, and Select Leaders. Snowflake is held in Select Growth, Global Growth, and Technology Innovators.

JPMorgan Chase, John Deere, JetBlue, and London Stock Exchange Group are not held in any Sands Capital portfolios and were referenced for illustrative purposes only.

The views expressed are the opinion of Sands Capital and are not intended as a forecast, a guarantee of future results, investment recommendations, or an offer to buy or sell any securities. The views expressed were current as of the date indicated and are subject to change. This material may contain forward-looking statements, which are subject to uncertainty and contingencies outside of Sands Capital’s control. Readers should not place undue reliance upon these forward-looking statements. There is no guarantee that Sands Capital will meet its stated goals. Past performance is not indicative of future results. A company’s fundamentals or earnings growth is no guarantee that its share price will increase. Company logos and website images are used for illustrative purposes only and were obtained directly from the company websites. Company logos and website images are trademarks or registered trademarks of their respective owners and use of a logo does not imply any connection between Sands Capital and the company. GIPS® Reports and additional disclosures for the related composites may be found at https://www.sandscapital.com/GIPS-Report. RO 2477272

References to “we,” “us, “our, and “Sands Capital” refer collectively to Sands Capital Management, LLC, which provides investment advisory services with respect to Sands Capital’s public market in-

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vestment strategies, and Sands Capital Ventures, LLC, which provides investment advisory services with respect to Sands Capital’s private market investment strategies, including the Global Innovation strategy, which is available only to qualified investors. As the context requires, the term “Sands Capital” may refer to such entities individually or collectively. As of October 1, 2021, the firm was redefined to be the combination of Sands Capital Management, LLC and Sands Capital Ventures, LLC. Both firms are registered investment advisers with the U. S. Securities and Exchange Commission in accordance with the Investment Advisers Act of 1940. The two registered investment advisers are combined to be one firm and are doing business as Sands Capital. Sands Capital operates as a distinct business organization, retains discretion over the assets between the two registered investment advisers, and has autonomy over the total investment decision making process.

Information contained herein may be based on, or derived from, information provided by third parties. The accuracy of such information has not been independently verified and cannot be guaranteed. The information in this document speaks as of the date of this document or such earlier date as set out herein or as the context may require and may be subject to updating, completion, revision, and amendment. There will be no obligation to update any of the information or correct any inaccuracies contained herein.

The distribution of this document, and the offer and sale of interests in an investment fund management by Sands Capital (“Fund”), in certain jurisdictions may be restricted by law. No sale, offer to sell, or solicitation of any offer to buy any interests in a Fund will be made in any jurisdiction in which such offer, sale or solicitation would be unlawful or to any person to whom it would be unlawful to make such, offer, sale or solicitation. None of the interests to be issued by a Fund have been or will be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of, or with any security’s regulatory authority of any state of other jurisdictions.

	MTD	QTD	YTD	1 Year	3 Years	5 Years	10 Years	ITD (12/31/08)
Global Growth Composite	6.56%	6.56%	-43.42%	-48.00%	0.11%	3.99%	8.93%	14.22%
MSCI ACWI	6.03%	6.03%	-21.14%	-19.96%	4.85%	5.24%	7.98%	9.24%
Value Added (%)	0.53%	0.53%	-22.28%	-28.04%	-4.74%	-1.25%	0.95%	4.98%

The investment results are those of the Global Growth Equity Composite as of 10/31/22. The investment results shown are net of advisory fees and expenses and reflect the reinvestment of dividends and any other earnings. Net of fee performance was calculated by reducing the monthly gross composite return by 1/12 of the highest applicable annual fee of 0.85%. The companies illustrated represent a subset of holdings in the Global Growth portfolio and were selected by the author on an objective basis to illustrate the views expressed in the Commentary. Individual contributors and detractors are determined using absolute contribution, which multiplies the portfolio weight for each security or group by its total return, calculated and compounded daily unless otherwise stated. The views expressed are the opinion of Sands Capital and are not intended as a forecast, a guarantee of future results, investment recommendations, or an offer to buy or sell any securities. The views expressed were current as of the date indicated and are subject to change. This material may contain forward-looking statements, which are subject to uncertainty and contingencies outside of Sands Capital’s control. Readers should not place undue reliance upon these forward-looking statements. There is no guarantee that Sands Capital will meet its stated goals. Past performance is not indicative of future results. All investments are subject to market risk, including the possible loss of principal. International investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market

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October 31, 2022 (Unaudited)

structure and liquidity, as well as specific country, regional and economic developments. The strategy’s growth investing style may become out of favor, which may result in periods of underperformance. In addition, the strategy is concentrated in a limited number of holdings. As a result, poor performance by a single large holding of the strategy would adversely affect its performance more than if the strategy were invested in a larger number of companies. Differences in account size, timing of transactions and market conditions prevailing at the time of investment may lead to different results, and clients may lose money. A company’s fundamentals or earnings growth is no guarantee that its share price will increase. Forward earnings projections are not predictors of stock price or investment performance, and do not represent past performance. Characteristics, sector exposure and holdings information are subject to change, and should not be considered as recommendations. The specific securities identified and described do not represent all of the securities purchased, sold, or recommended for advisory clients. There is no assurance that any securities discussed will remain in the portfolio or that securities sold have not been repurchased. You should not assume that any investment is or will be profitable. Upon request, a complete list of securities purchased and sold will be provided. A full list of public portfolio holdings, including their purchase dates, are available here. To receive a complete list of and description of the calculation methodology for the attribution analysis and complete list detailing each holding’s attribution please contact a member of the Client Relations Team at 703-562-4000. GIPS® Reports and additional disclosures for the related composites may be found at https://www.sandscapital.com/ GIPS-Report

As of October 1, 2021, the firm was redefined to be the combination of Sands Capital Management, LLC and Sands Capital Ventures, LLC. Both firms are registered investment advisers with the U.S. Securities and Exchange Commission in accordance with the Investment Advisers Act of 1940, as amended. The two registered investment advisers are combined to be one firm for GIPS purposes and are doing business as Sands Capital. Sands Capital operates as a distinct business organization, retains discretion over the assets between the two registered investment advisers, and has autonomy over the total investment decision making process. Prior to October 1, 2021, the firm was defined as Sands Capital Management, LLC, is an independent registered investment adviser. Sands Capital claims compliance with the Global Investment Performance Standards (GIPS®) and has prepared and presented this report in compliance with the GIPS standards. Sands Capital has been independently verified for the periods February 7, 1992 through December 31, 2020. A firm that claims compliance with the GIPS standards must establish policies and procedures for complying with all the applicable requirements of the GIPS standards. Verification provides assurance on whether the firm’s policies and procedures related to composite and pooled fund maintenance, as well as the calculation, presentation, and distribution of performance, have been designed in compliance with the GIPS standards and have been implemented on a firm-wide basis. The Global Growth Equity Composite (“GGEC”) has had a performance examination for the periods December 31, 2008 through December 31, 2020. The verification and performance examination reports are available upon request. The GGEC reflects information from all fee paying and non-fee paying accounts managed in the Global Growth strategy. The Global Growth strategy is a concentrated portfolio that normally consists of the equity securities of 30 to 50 primarily large and mid- capitalization growth businesses. Portfolio companies are domiciled in both developed and emerging markets. The portfolio may invest a significant percentage of its assets in U.S. listed securities, ADRs, and foreign securities traded on foreign exchanges, and may include the use of derivative access products including Low Exercise Price Warrants (“LEPWs”) and Participation Notes (“P-Notes”) to gain exposure to certain foreign markets where direct investment is restricted or not always practical or cost efficient. The strategy may experience losses as it is subject to equity securities risk, market and issuer risk, selection risk, growth style risk, concentration risk, currency exchange risk, foreign company risk, derivatives risk and other economic risks that may influence the returns of this strategy. The benchmark for the GGEC is the MSCI All Country World Index (“MSCI ACWI”). The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The GGEC holds securities not included in the MSCI ACWI and Sands Capital may invest in securities not covered by the index. The annual composite dispersion presented is an asset- weighted standard deviation

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2022 (Unaudited)

calculated of performance dispersion for accounts in the composite for the entire year, using beginning of period values. The U.S. dollar is the currency used to express performance. Returns include the effect of foreign currency exchange rates. Gross and net performance includes the reinvestment of all income and is presented net of expenses, foreign withholding taxes on dividends, interest income, and capital gains. Withholding taxes may vary according to the investor’s domicile. The benchmark return is net of the maximum withholding tax rate of the constituent company’s country of incorporation applicable to institutional investors. Net of fee performance was calculated by reducing the monthly gross composite return by 1/12 of the annual model fee of 0.85%. Policies for valuing investments, calculating performance, and preparing GIPS Reports are available upon request. A list of composite descriptions, pooled fund descriptions for limited distribution pooled funds, and broad distribution funds is available upon request. Past performance is not indicative of future results. The investment management fee schedule for separate accounts is 0.85% on the first $50 million, 0.65% on the next $200 million and 0.55% on all assets above $250 million. Accounts may also pay a performance-based fee that consists of a base fee plus a percentage of the annualized excess return versus the benchmark. Additional information regarding performance fees is available upon request. Actual investment advisory fees incurred by clients may vary which will result in performance that may be higher or lower. The GGEC was created on February 26, 2009 and the inception date for performance is December 31, 2008. MSCI is the source of all MSCI data presented. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com). GIPS® is a registered trademark of CFA Institute. CFA Institute does not endorse or promote this organization, nor does it warrant the accuracy or quality of the content contained herein.

Definition of the Comparative Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2022 (Unaudited)

GROWTH OF A $100,000 INVESTMENT

	AVERAGE ANNUAL TOTAL RETURNS FOR THE YEAR ENDED OCTOBER 31, 2022*(1)
	One Year Return	Annualized Three Year Return	Annualized Five Year Return	Annualized Ten Year Return	Annualized Inception to Date**
Institutional Class Shares	-47.86%	0.01%	3.88%	8.72%	9.37%
Investor Class Shares	-47.91%	-0.14%	3.70%	8.49%	9.14%
MSCI All Country World Index	-19.96%	4.85%	5.24%	7.98%	7.36%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on March 31, 2010.
(1)	The graph is based on only the Institutional Class Shares; performance for Investor Class Shares would be different due to the differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

For the year ended October 31, 2022, Institutional Class Shares expense ratio: 0.95% gross, 0.95% net. For the year ended October 31, 2022, Investor Class Shares expense ratio: 1.15% gross, 1.15% net. The investment manager has contractually agreed to waive a portion of its fees through the period ending March 31, 2023. If such fee waivers were not in effect, returns would be reduced. The net expense ratio is the actual expense paid by Fund investors. The net expense ratio is calculated by subtracting any reimbursements made to the Fund by the Adviser and contractual fee waivers from the gross expense ratio. The gross expense ratio is the percentage of the Fund’s average net assets that is used to cover the annual operating expenses. There is a Redemption Fee of 2.00% (as a percentage of amount redeemed, if redeemed within 90 days of purchase).

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2022 (Unaudited)

Mutual fund investing involves risk, including possible loss of principal. There are specific risks inherent in international investing. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. The Fund may invest in derivatives limited to market access products and only for the purpose of gaining exposure to an underlying long equity position. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 12.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2022

SECTOR WEIGHTINGS (Unaudited)†:

†  Percentages based on total investments.

Schedule of Investments

Common Stock — 96.2%

	SHARES	VALUE

Argentina — 3.7%
MercadoLibre *	51,756	$46,664,245

Australia — 3.1%
Atlassian, Cl A *	192,907	39,108,036

Canada — 2.1%
Shopify, Cl A *	762,885	26,113,554

Germany — 1.4%
Zalando * (A)	753,327	17,368,606

India — 9.5%
Asian Paints	791,660	29,721,141
Housing Development Finance	1,182,938	35,294,860
Titan	1,647,489	54,961,081

		119,977,082

Japan — 5.3%
Keyence	136,100	51,549,494
Nihon M&A Center Holdings	1,413,400	15,997,526

		67,547,020

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2022

Common Stock — continued

	SHARES	VALUE

Netherlands — 8.7%
Adyen * (A)	34,114	$48,971,723
ASML Holding ADR, Cl G	129,731	61,287,519

		110,259,242

Singapore — 1.8%
Sea ADR *	457,058	22,706,641

Switzerland — 3.2%
Sika	180,121	40,616,490

Thailand — 1.1%
CP ALL	9,014,700	14,211,298

United Kingdom — 3.4%
Entain	2,930,387	42,444,051

United States — 52.9%
Airbnb, Cl A *	112,940	12,074,415
Align Technology *	116,968	22,726,882
Alphabet, Cl A *	377,094	35,639,154
Alphabet, Cl C *	135,590	12,834,949
Amazon.com *	586,271	60,057,601
Aptiv *	331,555	30,194,714
Block, Cl A *	481,431	28,919,560
Cloudflare, Cl A *	540,510	30,441,523
Dexcom *	595,634	71,940,675
DoorDash, Cl A *	392,537	17,087,136
Edwards Lifesciences *	406,857	29,468,653
Entegris	306,639	24,328,738
iRhythm Technologies *	229,691	29,283,306
Lam Research	94,231	38,142,824
Netflix *	135,091	39,430,361
NIKE, Cl B	444,876	41,231,108
Okta, Cl A *	187,103	10,500,220
Repligen *	153,837	28,073,714
Snowflake, Cl A *	207,106	33,199,092

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2022

Common Stock — continued

	SHARES	VALUE

United States — (continued)
Visa, Cl A	348,950	$72,288,482

		667,863,107

Total Common Stock

(Cost $1,054,439,876)		1,214,879,372

Total Investments — 96.2%

(Cost $1,054,439,876)		$1,214,879,372

Percentages are based on Net Assets of $1,263,377,140.
*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 —Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2022

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $1,054,439,876)	$1,214,879,372
Cash and Cash Equivalents	51,730,756
Foreign Currency, at Value (Cost $4)	4
Receivable for Investment Securities Sold	2,875,173
Receivable for Capital Shares Sold	1,500,000
Dividend Receivable	313,467
Foreign Tax Reclaim Receivable	70,319
Unrealized appreciation on spot contracts	10,208
Prepaid Expenses	16,969

Total Assets	1,271,396,268

Liabilities:
Accrued Foreign Capital Gains Tax on Appreciated Securities	6,622,508
Payable due to Investment Adviser	893,463
Payable for Capital Shares Redeemed	295,480
Payable due to Administrator	90,567
Trustee Fees Payable	8,992
Chief Compliance Officer Fees Payable	2,543
Other Accrued Expenses	105,575

Total Liabilities	8,019,128

Net Assets	$1,263,377,140

Net Assets Consist of:
Paid-in-Capital	$1,195,814,767
Total distributable earnings	67,562,373

Net Assets	$1,263,377,140

Net Asset Value Per Share —
Institutional Class Shares ($1,244,452,918 ÷ 57,610,607 shares)*	$21.60

Net Asset Value Per Share —
Investor Class Shares ($18,924,322 ÷ 897,122 shares)*	$21.09

* Redemption price per share may vary depending on length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
For the Year Ended
October 31, 2022

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$6,971,405
Interest Income	393,060
Less: Foreign Taxes Withheld	(590,772)

Total Investment Income	6,773,693

Expenses
Investment Advisory Fees	15,607,788
Administration Fees	1,476,511
Shareholder Servicing Fees - Investor Class Shares	54,082
Trustee Fees	33,968
Chief Compliance Officer Fees	7,724
Transfer Agent Fees	110,076
Custodian Fees	78,926
Registration Fees	72,916
Printing Fees	32,500
Legal Fees	32,402
Audit Fees	26,615
Insurance and Other Expenses	52,123

Total Expenses	17,585,631

Less:
Fees Paid Indirectly	(817)

Net Expenses	17,584,814

Net Investment Loss	(10,811,121)

Net Realized Gain (Loss) on:
Investments (Net of Foreign Capital Gains Tax on Appreciated Securities of ($1,104,709))	(53,303,813)
Foreign Currency Transactions	(115,382)

Net Realized Loss	(53,419,195)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,250,213,615)
Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(14,068)
Foreign Capital Gains Tax on Appreciated Securities	1,453,668

Net Change in Unrealized Depreciation	(1,248,774,015)

Net Loss on Investments, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies and Foreign Capital Gains Tax on Appreciated Securities	(1,302,193,210)

Net Decrease in Net Assets Resulting from Operations	$(1,313,004,331)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:

Net Investment Loss	$(10,811,121)	$(19,139,600)

Net Realized Gain (Loss)	(53,419,195)	302,722,288

Net Change in Unrealized Appreciation (Depreciation)	(1,248,774,015)	487,088,676

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,313,004,331)	770,671,364

Distributions

Institutional Class Shares	(286,044,801)	(73,799,142)
Investor Class Shares	(4,120,295)	(813,992)

Total Distributions	(290,165,096)	(74,613,134)

Capital Share Transactions:

Institutional Class Shares

Issued	329,190,353	475,263,007

Reinvestment of Distributions	258,577,437	68,418,455

Redemption Fees (see Note 2)	110,376	75,804

Redeemed	(518,666,537)	(505,182,519)

Net Institutional Class Shares Transactions	69,211,629	38,574,747

Investor Class Shares

Issued	18,889,793	16,532,464

Reinvestment of Distributions	3,791,208	789,255

Redemption Fees (see Note 2)	31,762	17,368

Redeemed	(15,892,398)	(8,880,968)

Net Investor Class Shares Transactions	6,820,365	8,458,119

Net Increase in Net Assets from Capital Share Transactions	76,031,994	47,032,866

Total Increase (Decrease) in Net Assets	(1,527,137,433)	743,091,096

Net Assets:

Beginning of Year	2,790,514,573	2,047,423,477

End of Year	$1,263,377,140	$2,790,514,573

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2022	Year Ended October 31, 2021
Share Transactions:

Institutional Class Shares

Issued	11,156,104	11,378,125

Reinvestment of Distributions	6,801,090	1,737,391

Redeemed	(19,310,841)	(12,306,003)

Net Institutional Class Shares Transactions	(1,353,647)	809,513

Share Transactions:

Investor Class Shares

Issued	605,530	399,736

Reinvestment of Distributions	102,051	20,420

Redeemed	(596,416)	(223,297)

Net Investor Class Shares Transactions	111,165	196,859

Net Increase (Decrease) in Shares Outstanding	(1,242,482)	1,006,372

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018
Net Asset Value, Beginning of Year	$46.72	$34.86	$26.64	$24.16	$24.16

Income (Loss) from Investment Operations:
Net Investment Loss†	(0.17)	(0.32)	(0.21)	(0.13)	(0.13)
Net Realized and Unrealized Gain (Loss)	(20.10)	13.46	10.03	4.59	0.23

Total from Investment Operations	(20.27)	13.14	9.82	4.46	0.10

Dividends and Distributions from:
Net Investment Income	—	—	(0.02)	(0.02)	(0.10)
Net Realized Gains	(4.85)	(1.28)	(1.58)	(1.96)	—

Total Dividends and Distributions	(4.85)	(1.28)	(1.60)	(1.98)	(0.10)

Redemption Fees^	—	—	—	—	—

Net Asset Value, End of Year	$21.60	$46.72	$34.86	$26.64	$24.16

Total Return††	(47.86)%	38.39%	38.62%	20.43%	0.41%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,244,453	$2,754,537	$2,027,252	$1,374,673	$1,051,355
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.96%	0.97%	0.97%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.95%	0.95%	0.96%	0.97%	0.97%
Ratio of Net Investment Loss to Average Net Assets	(0.59)%	(0.78)%	(0.70)%	(0.51)%	(0.51)%
Portfolio Turnover Rate	21%	32%	23%	34%	25%

^	See Note 2 in the Notes to the Financial Statements.

†	Per share calculations were performed using average shares for the period.

††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares

	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018
Net Asset Value, Beginning of Year	$45.78	$34.24	$26.22	$23.85	$23.85

Income (Loss) from Investment Operations:
Net Investment Loss†	(0.25)	(0.43)	(0.26)	(0.18)	(0.19)
Net Realized and Unrealized Gain (Loss)	(19.62)	13.22	9.86	4.51	0.24

Total from Investment Operations	(19.87)	12.79	9.60	4.33	0.05

Dividends and Distributions from:
Net Investment Income	—	—	—	—	(0.06)
Net Realized Gains	(4.85)	(1.28)	(1.58)	(1.96)	—

Total Dividends and Distributions	(4.85)	(1.28)	(1.58)	(1.96)	(0.06)

Redemption Fees^	0.03	0.03	—	—	0.01

Net Asset Value, End of Year	$21.09	$45.78	$34.24	$26.22	$23.85

Total Return††	(47.91)%	38.15%	38.39%	20.13%	0.23%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$18,924	$35,978	$20,171	$15,868	$12,260
Ratio of Expenses to Average Net Assets	1.15%	1.15%	1.16%	1.17%	1.17%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.15%	1.15%	1.16%	1.17%	1.17%
Ratio of Net Investment Loss to Average Net Assets	(0.78)%	(0.98)%	(0.89)%	(0.72)%	(0.71)%
Portfolio Turnover Rate	21%	32%	23%	34%	25%

^	See Note 2 in the Notes to the Financial Statements.

†	Per share calculations were performed using average shares for the period.

††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses, as applicable.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2022

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 28 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional Class Shares and Investor Class Shares which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates —The preparation of financial statements, in conformity with U.S. General Accepted Accounting Principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2022

valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the financial statement date.

Securities for which market prices are not “Readily Available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees (the “Board”) designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Fund through a Fair Value Committee (the “Committee”) established by the Adviser and approved new Adviser Fair Value Procedures for the Fund. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by “the Board” and were implemented through a Fair Value Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates

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net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”) monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Fund uses Intercontinental Exchange Data Pricing & Reference Data, LLC (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving generally, tracking valuation correlations between the U.S. market and each non- U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confident interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts the Administrator and can request that a meeting of the Committee be held. Such securities are classified as Level 2 in the fair value hierarchy.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Markit using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP; the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair

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value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year

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ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the year ended October 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2022, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized gains and losses on foreign currency transactions and net change in unrealized appreciation and depreciation on foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income (loss) and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Cash and Cash Equivalents — Idle cash may be swept into various time deposit accounts and money market sweep accounts and is classified as cash and cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in

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bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the Fund for the benefit of the remaining shareholders. For the year ended October 31, 2022, Institutional Class Shares had $110,376 of redemption fees and the Investor Class Shares had $31,762 of redemption fees.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for which the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2022, the Fund incurred $1,476,511 for these services.

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The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Distribution Agreement.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the year ended October 31, 2022, the Investor Class Shares incurred 0.20% of average daily net assets or $54,082 of shareholder servicing fees.

Brown Brothers Harriman & Co. (BBH) serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. For the year ended October 31, 2022, the Fund earned cash management credits of $817 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% and 1.35% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively, until March 31, 2023. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. To date, no fees were recaptured. As of October 31, 2022, there were no previously waived and reimbursed fees that are subject to recapture.

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6.	Investment Transactions:

For the year ended October 31, 2022, the Fund made purchases of $374,202,254 and sales of $550,002,937 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent differences primarily consist of foreign currency translations, capital gain tax, and investments in passive foreign investment companies (PFICs). The permanent differences that are credited or charged to Paid in Capital and Distributable Earnings as of October 31, 2022 primarily relate to net operating losses and return of capital distribution:

Distributable Earnings (Accumulated Loss)	Paid in Capital
$12,640,975	$(12,640,975)

The tax character of dividends and distributions for the Fund declared during the fiscal years ended October 31, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2022	$—	$290,165,096	$290,165,096
2021	—	74,613,134	74,613,134

As of October 31, 2022, the components of Distributable Earnings on a tax basis were as follows:

Current Year Late-Year Ordinary Loss Deferral	$(8,520,235)
Unrealized Appreciation	93,910,030
Other Temporary Differences	85
Capital Loss Carryforwards	(17,827,507)

Total Net Distributable Earnings	$67,562,373

Late-year loss deferrals represent ordinary losses realized on investment transactions from January 1, 2022 through October 31, 2022. For the tax year ended October 31,

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2022, the Fund elected to treat qualified ordinary late year loss of $(8,520,235), as arising in the following fiscal year.

As of October 31, 2022, the fund has short term capital losses carried forward of $17,827,507.

For Federal income tax purposes, the cost of securities owned at October 31, 2022, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales loss which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods and mark to market on unrealized gains on PFIC.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2022, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,114,326,854	$373,873,174	$(273,340,636)	$100,532,538 *

*The difference in unrealized appreciation is attributable to Foreign Capital Gains Tax Payable.

8.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Concentration of Risks:

Derivatives Risk — The Fund’s use of foreign exchange forwards and market access products (including Participatory Notes and Low Exercise Price Warrants) is subject to market risk, correlation risk, valuation risk, liquidity risk and credit risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund would like, which may cause the Fund to have to accept a lower price to sell a derivative, sell other securities to raise cash, or

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give up an investment opportunity, any of which could have a negative effect on the Fund’s management or performance. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. The Fund’s use of foreign exchange forward contracts is also subject to leverage risk and hedging risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Hedging risk in this context is the risk that the derivatives instrument used for hedging currency exposure may also limit any potential gain that may result from a change in relative values of the underlying currencies. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Emerging Markets Securities Risk — The Fund may invest in companies located or doing business in emerging market countries. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. For purposes of determining whether a particular country is considered a developed market or an emerging market, the Fund uses the designation set forth by the MSCI, a prominent provider of investment tools and data services for institutions worldwide.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. Differences in tax and accounting standards and difficulties in obtaining information about foreign governments or foreign companies may impair investment decisions. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, emerging market governments may have limited ability to raise taxes or authorize appropriations for debt repayment. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Moreover, the currencies of emerging market countries may experience significant declines against the U.S.

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dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The Fund may incur operating expenses that are higher than those of mutual funds that invest exclusively in U.S. equity securities due to higher custodial fees and brokerage commissions associated with investments in foreign securities. These risks may be magnified in less-established emerging markets.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk — Investing in foreign companies, including direct investments and through Depositary Receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the

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securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Growth Style Risk — The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Large Capitalization Company Risk — The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

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Management Risk — The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Mid-Capitalization Company Risk — The mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

Preferred Stock Risk — Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Sector Focus Risk — Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Stock Connect Investing Risk — Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each

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day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A-Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. The Fund’s investments in A-Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A-Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A-Shares when Stock Connect is not trading.

10.	Other:

At October 31, 2022, 34% of Institutional Class Shares outstanding were held by two shareholders and 83% of Investor Class Shares outstanding were held by two shareholders of record owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

11.	Subsequent Events:

The Fund has evaluated the need for additional disclosures (other than what is disclosed in the preceding paragraph) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2022.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Sands Capital Global Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sands Capital Global Growth Fund (the “Fund”) (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedule of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as

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of October 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Sands Capital Management, LLC investment companies since 2010.

Philadelphia, Pennsylvania

December 23, 2022

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2022 to October 31, 2022).

The table on the next page illustrates your Fund’s costs in two ways:

•Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2022

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Annualized Expense Ratios	Expenses Paid During Period*
Sands Capital Global Growth Fund

Actual Fund Return

Institutional Shares	$1,000.00	$849.40	0.97%	$4.52

Investor Shares	1,000.00	849.00	1.16	5.41

Hypothetical 5% Return

Institutional Shares	$1,000.00	$1,020.32	0.97%	$4.94

Investor Shares	1,000.00	1,019.36	1.16	5.90
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2022

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Fund’s investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Fund’s approach to managing liquidity risk. The Program is overseen by the Fund’s Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on May 24, 2022, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021. The Program Administrator’s report included an assessment of how market conditions caused by the COVID-19 pandemic impacted the Fund‘s liquidity risk during the period covered by the report. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively to manage the Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

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THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder are Trustees who may be deemed

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES [3],[4]

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 28 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2022

to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-826-5646. The following chart lists Trustees and Officers as of October 31, 2022.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018. Trustee of The KP Funds to 2022.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES[3]

Kathleen Gaffney (Born: 1961)	Trustee (since 2022)	Retired since 2019. Vice President and Portfolio Manager, Eaton Vance Management from 2012 to 2019.

Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

Monica Walker (Born: 1958)	Trustee (since 2022)	Retired since 2017. Co-Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Holland Capital Management, LLC from 1991 to 2017.

OFFICERS

Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 28 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2022

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Catholic Responsible Investments Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

None.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years

OFFICERS (continued)

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2022

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

Bridget E. Sudall (Born: 1980)	Privacy Officer (from 2015 – May 2022 and since November 2022) Anti-Money Laundering Officer (from 2015 – May 2022 and since November 2022)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2022

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

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THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2022

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2022 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2022 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2022, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distribution	Ordinary Income Distribution	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividend(4)	Short-Term Capital Gain Dividends(5)	Qualifying Business Income(6)

100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Portfolios to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of The Advisors’ Inner Circle Fund – Sands Capital Global Growth Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short-term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percent of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-AR-001-1300

Item 2.     Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.     Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.     Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2022					2021
		All fees and services to the Trust that were pre- approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval		All fees and services to the Trust that were pre- approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$72,710		None	None		$104,400		None	None
(b)	Audit-Related Fees	None		None	None		None		None	None
(c)	Tax Fees	$10,000	(2)	None	$256,295	(4)	$10,000	(2)	None	$150,670	(4)
(d)	All Other Fees	None		None	$86,500	(5)	None		None	$385,179	(5)

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2022				2021
		All fees and services to the Trust that were pre- approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$529,590		None	None	$719,590	None	None
(b)	Audit-Related Fees	$10,000	(6)	None	None	None	None	None
(c)	Tax Fees	$2,000	(3)	None	None	None	None	None
(d)	All Other Fees	None		None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2022			2021
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$61,000	None	None	$77,300	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Final tax compliance services provided to McKee International Equity Portfolio.

(3)	Common Reporting Standard (“CRS”) tax services for the Sands Capital Global Growth Fund.

(4)	Tax compliance services provided to service affiliates of the funds.

(5)	Non-audit assurance engagements for service affiliates of the funds.

(6)	Fees related to consents for Cambiar N-14 filings.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2022	2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2022	2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2022	2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)    Not applicable.

(g)    The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $342,795 and $535,849 for 2022 and 2021, respectively.

(g)    The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $2,000 and $0 for 2022 and 2021, respectively.

(g)    The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2022 and 2021, respectively.

(h)    During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)    Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.     Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.     Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.     Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2023

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: January 6, 2023